UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 21, 2004



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              23rd Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

Item 9.    Regulation FD Disclosure.

     Beginning on May 21, 2004, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future. The full slide presentation is available in the For Our Investors section on our website at www. rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available for our investors section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future operating performance of InteliStaf Holdings, Inc., and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2004

                                       REHABCARE GROUP, INC.



                                    By:  /s/ Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President, Chief Financial
                                          Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning May 21, 2004

                                                                      Exhibit 99
                                   Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future operating performance of InteliStaf Holdings, Inc., and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                               RHB YTD Highlights

John Short, Ph.D. named President and CEO

o Completed sale of StarMed
o Acquired CPR Therapies, Inc.
o Acquired VitalCare, Inc.
o Welcomed more than 300 healthcare professionals through acquisitions
o Opened 36 net new programs in Contract Therapy
o Signed 5 inpatient rehabilitation agreements

                            RHB Financial Performance
                               (Graphic omitted)

                        Q4/03             Q1/04*
Revenue                 $129.5 million    $104.5 million
Operating Earnings      ($34.5 million)** $9.5 million***
Net Earnings            ($25.5 million)** $5.1 million***
EPS                     ($ 1.58)**        $0.31***

* Includes one month of StarMed Operations
**Includes a loss on net assets held for sale of $43.6 million pretax, or $30.6 million or $1.90 per diluted share, after tax.
***Includes a $1.7 million pretax restructuring charge, or $1.0 million after tax, or $0.06 per diluted share and a $0.5 million pretax gain on sale of business, or $0.3 million after tax, or $0.02 per diluted share.

                             RHB Financial Position

Strong Balance Sheet

o Current cash and marketable securities - $29 million
o Operating cash generated in Q1 - $8.9 million
o Minimal long-term debt
o Unused $110 million/5 year revolver - 1.5 years remaining
o Current Ratio - 2.5:1
o DSO - 69 days
                                      -4-

                        RHB Financial Performance - Trend in EPS
                                (Graphic Omitted)

GAAP                                    Pro Forma
Fiscal Year Ended February 28           Fiscal Year Ended February 28
1992 - $0.20                            1992 - $0.20
1993 - $0.24                            1993 - $0.24
1994 - $0.29                            1994 - $0.29
1995 - $0.35                            1995 - $0.35
1996 - $0.42                            1996 - $0.42
Fiscal Year Ended December 31           Fiscal Year Ended December 31
1996 - $0.47                            1996 - $0.47
1997 - $0.73                            1997 - $0.68
1998 - $0.86                            1998 - $0.85
1999 - $1.03                            1999 - $1.08
2000 - $1.45                            2000 - $1.45
2001 - $1.16                            2001 - $1.48
2002 - $1.38                            2002 - $1.38
2003 - ($0.86)                          2003 - $1.07
2004 - $1.34-$1.44 Guidance
2004 Analyst mean $1.43

See Footnote Explanations for Chart in Appendix

                                      -5-

                               RHB Revenues Q1/04
                           Total Revenue $104.5 million
                                (Graphic Omitted)

Program Management      $87.9 million
   Hospital Rehabilitation Services    $47.1 million    45%
   Contract Therapy                    $40.8 million    39%
Healthcare Staffing*    $16.6 million
   Supplemental                        $10.2 million    10%
   Travel                              $ 6.4 million     6%

* Division sold February 2, 2004
                                      -6-

                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Management of inpatient and outpatient rehabilitation programs, skilled nursing units and the delivery of therapy to medical/surgical patients

      Inpatient   $35.4 million
      Outpatient  $11.7 million

 o 175 Hospital Clients (March 31, 2004)
    up from 146 Hospital Clients (December 31, 2003)
     - 2   ARU, SNU & OP
     - 9   ARU & SNU
     - 19  ARU & OP
     - 94  ARU only
     - 24  Sub-acute only
     - 24  OP only
 o Acute Rehabilitation Units/Skilled Nursing Units
      Elderly - orthopedic, stroke, circulatory, respiratory
 o Outpatient
      Middle-aged - most musculoskeletal

 o Competitors - self operation
               - 3 small competitors (combined market share less than RHB)

                                      -7-

                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Annual Revenue (in millions)
           ARU         OP           SNU
1992      $ 44.5
1993        48.4
1994        61.7
1995        75.5     $ 7.2        $ 0.5
1996        76.7      10.5          4.4
1997        86.6       9.4         10.8
1998        96.5      16.5         15.2
1999       106.2      30.7         10.3
2000       109.3      42.3         10.7
2001       112.5      50.0         10.8
2002       120.7      49.0         10.0
2003       129.7      49.0          7.2

Admissions and Visits

              ARU      OP Visits      SNU
          Admissions               Admissions
1992        11,696
1993        13,147
1994        17,027
1995        21,329      135,064        628
1996        23,135      223,904      3,732
1997        27,019      231,256      8,381
1998        32,537      378,108     12,856
1999        37,320      785,943     11,375
2000        39,313    1,173,324     11,345
2001        42,278    1,439,169     11,804
2002        44,986    1,366,439     10,302
2003        49,107    1,247,534      7,047


"RehabCare manages the complete continuum of rehabilitation care, from acute therapy through outpatient services. It's a large commitment."
Eileen Malo
Executive VP, Continuing Care Services
Bon Secours Hampton Roads Health System
Norfolk, VA
                                      -8-

                              RHB Business Profile
                   Hospital Rehabilitation Services Locations
                                (Graphic Omitted)

Map omitted showing HRS Acute Rehab Unit locations, HRS Outpatient locations, HRS Subacute locations, HRS Skilled Nursing Unit locations, Corporate Headquarters location and three examples where RehabCare has all three HRS product lines (Southeast Pennsylvania and New Jersey, Norfolk and Southern California)

                                      -9-

                              RHB Business Profile
                                Contract Therapy
                                (Graphic Omitted)

Management of post-acute rehabilitation services for patients in skilled nursing and continuing care facilities

o 220+ Clients (March 31, 2004) up from 200+ Clients (December 31, 2003)
o 564  Locations
o Elderly; stroke, orthopedic, neurological, complex medical
o Competitors: RehabWorks, Aegis (Beverly), Sundance Rehabilitation,
             Kindred, Rehab Advantage

Contract therapy revenues Q1/04 $40.8M

"We were looking for a partner that could not only provide high-quality services, but also help us grow our business."
Mr. Dean Eliason
Vice President
Fountains Retirement Communities, Inc.
Tucson, AZ
                                      -10-

                              RHB Business Profile
                                Contract Therapy
                                (Graphic Omitted)

       Annual Revenue (in millions)     Average Revenue Per Location
1997           $  8.4                           $234,921
1998             13.9                            281,547
1999             14.1                            154,899
2000             30.0                            192,130
2001             64.7                            258,902
2002            105.3                            278,427
2003            130.9                            284,544

                                      -11-

                              RHB Business Profile
                           Contract Therapy Locations
                                (Graphic Omitted)

Map omitted showing Contract Therapy locations and Corporate Office location and two examples where RehabCare has a large number of locations (Missouri and Illinois, and Minnesota)
                                      -12-


                              RHB Business Profile
                                     StarMed

RehabCare finalized the sale of StarMed to InteliStaf, effective February 2,
2004

o Stock for stock transaction
o RehabCare is a key investor with the Carlyle Group and InteliStaf management
o RehabCare holds two seats on board of directors (chair of audit committee and member of compensation committee
o Immediately accretive to earnings
o Largest integrated privately held healthcare staffing company
      - more than 85 markets
      - more than 23,000 professionals at local offices
      - more than 1,700 on travel assignments

                            RHB Business Description
                                 Market Drivers
                               (Graphic Omitted)

o Shortages of healthcare professionals
o Aging of baby boomers
o Cost effective solutions for patients
o Quest for better clinical outcomes

                             RHB Regulatory Drivers

o 75 Percent Rule (ARU)
        - Rule is final, effective date July 1, 2004
        - 3 year transition (50%, 60%, 65%, 75%)
        - Limits access to ARU for certain diagnoses
        - Patients denied access to ARU will seek rehab in other venues
          (i.e. SNF)
        - Estimated impact included in 2004 guidance
        - 13% (15) programs will require mitigation strategies in first year

o Part B Therapy Caps (Contract Therapy)
        - Medicare Prescription Drug Bill contains moratorium through 12/31/05

o Part B Fee Schedule 1.5% increase in 2004 and 2005 (Contract Therapy & OP)

o LTACH
        - Final rule estimated to be issued around September 1, 2004
        - No more than 25% admissions from host hospital
        - Separate ownership of co-located hospitals

o MEDPAC study due January 2005 allowing fee-for-service patients access to outpatient therapy and rehab facility services without physician's order (Outpatient)

                            RHB Strategic Initiatives
                            Core Strategic Principles
                                (Graphic omitted)

Initiatives for RehabCare follow 4 core strategic principles
- Organizational Re-design
- Service Offerings
- Stronger Relationships
- Acquisitions
                                      -16-

                            RHB Strategic Initiatives
                          Division Operations Re-design
                                (Graphic omitted)

Strategy                                        Status
--------                                        ------
Hospital Rehabilitation Services
- Stabilize erosion of programs                 - 2 net loss in Q1, versus 10
                                                   in previous quarter
- New senior business development executive     - Executive Hired
- Invest additional $600,000 improving sales    - Implemented strategic selling
   process                                         initiative
- Focus on add-on products                      - Senior Sales Executive
                                                   assigned; 5 new products
                                                   developed
- Provide capital opportunities to existing     - 2 signed LOI's
   relationships

Contract Therapy
- Concentrate resources on selected markets     - 40.2% earnings increase,
                                                   versus Q1/03
- Implement more disciplined pricing policies   - 40.2% earnings increase,
                                                   versus Q1/03
- Increase targeted marketing and advertising   - First ad generated 70+ leads
   campaign
- Improve profit margins with monitoring tool   - 40.2% earnings increase,
   ProMOS                                          versus Q1/03

                                      -17-

                            RHB Strategic Initiatives
                            Support Services Redesign
                               (Graphic omitted)

StarMed transaction leaves RHB with $11.6 million of stranded corporate costs

        o $4.0 M to support growth or cost will be eliminated
        o $6.0 M transitional service costs eliminated by June 30, 2004
        o $1.6 M eliminated in 2H/04

                                      -18-

                           RHB Strategic Initiatives
                                Service Offering


Post-Acute Continuum
     Graphic omitted showing the post-acute care continuum.

                                      -19-


                            RHB Strategic Initiatives
                                Service Offering

Signature agreement enables development of market-based continuum of care

RehabCare signed an agreement with Signature Health Care Foundation, December 31 to provide outpatient and home health rehabilitation in the St. Louis area

o Foundation's mission is to improve quality, efficiency and affordability of health care by
      - Increasing physician leadership
      - Developing effective business practices
o Foundation was formed by Signature Health Systems Inc
      - 41 physician orthopedic group
      - 6 offices in greater St. Louis
      - More than 140,000 office visits
o Two additional Missouri market opportunities

St. Louis Metropolitan Area (graphic omitted)
      - 49 bed acute rehab unit
      - 25 rehabilitation programs in SNFs
      - New Outpatient and Home Health Offices
            - 3 hub offices
            - 11-14 satellites
                                      -20-

                            RHB Strategic Initiatives
                         Building Stronger Relationships

Build partnerships instead of transactional relationships with clients

- Develop joint venture and capital infusion models
- Create flexible service offerings
- Develop partnership models for long-term care chains
- Target markets and clients
- Senior officer focused on add-on sales with existing clients

Build stronger relationships with therapists/employees

- Recruiting and retention programs
        o Improve 401(k) plan
        o Fund innovative professional development program
- Employer of choice goal
                                      -21-

                            RHB Strategic Initiatives
                         Building Stronger Relationships

RehabCare will develop a freestanding rehabilitation hospital in Los Angeles

- 56 beds, leased and operated by joint venture of RehabCare
- Develop clinical research network with UCLA and RHB inpatient and outpatient programs
- Expect $19 million in revenues, 22% EBITDA, total capital requirement of $12 million, when fully developed
- Expect implementation in 2005
                                      -22-

                            RHB Strategic Initiatives
                         Building Stronger Relationships

3 year IT plan to enhance partnerships

- Enables continuum strategy
- Simplifies integration of acquisitions
- Use web-based technologies for information delivery and process improvement
        o Recruiting
        o Training
        o Employee portal
- Develop web-based external tools to enhance relationships with
        o Clients
        o Referral Sources
        o Patients
                                      -23-

                            RHB Strategic Initiatives
                                  Acquisitions
                               (Graphic omitted)


        Hospital Rehabilitation Services
        --------------------------------
   Advanced Rehabilitation Resources, Inc. - IP
   Physical Therapy Resources, Inc. - OP
   Rehabilitative Care Systems of America - OP
   Salt Lake Physical Therapy - OP
   DiversiCare Rehab Services, Inc. - OP
   American VitalCare, Inc. - IP

        Contract Therapy
        ----------------
   TeamRehab
   Moore Rehabilitation Services, Inc.
   Rehab Unlimited, Inc.
   Therapeutic Systems, Ltd
   CPR Therapies, LLC

o Pipeline
o Capital - negotiating new credit facility to fund acquisitions and strategic partnership transactions
o Key executive focus
o Acquisition experience
                                      -24-

                            RHB Strategic Initiatives
                          Acquisition of CPR Therapies
                               (Graphic omitted)

o Leading provider of contract rehabilitation services to SNFs and ALFs in Colorado and California
o Entry into Colorado
o Critical mass added in California
o Foundation to build continuum in Colorado
o 60 contracts
                                      -25-


                            RHB Strategic Initiatives
                          Acquisition of VitalCare
                               (Graphic omitted)

o Dominant provider of hospital-based specialty care units in California
o Cross-selling opportunity to new clients
o Strengthen position in target market
o Expansion of post-acute continuum in Southern California
o 24 contracts
                                      -26-

                            RHB Key Investment Points
                                (Graphic omitted)

                                 Long Record of
                       Successful Growth and Profitability

        Disciplined Strategy      Long Standing        Diversified
         for Growth and           Relationships        Revenue Mix
          Profitability            with Clients

        Favorable            Strong Financial Position        Experienced
   Demographic Factors               No Debt                Management Team
                               $29 Million Cash and
                              Marketable Securities,
                                 Solid Cash Flow

                                      -27-


                       RHB Financial Performance - Trend in EPS
                                  Appendix

Footnote Explanations for Chart on Page 5

Year    Explanation
----    -----------
1996    Annualized

1997 Pro forma results do not reflect a $0.06 per share gain on sale of securities.

1998 Pro forma results do not include a $0.06 per share gain on sale of securities or a $0.05 per share charge for the cumulative effect of change in accounting for start-up costs.

1999 Pro forma results do not reflect a non-operating loss associated with write-down of investment of $0.05.

2001 Pro forma results do not include a one-time charge related to a DOL settlement of $0.30. Pro forma results do not reflect a non-operating loss associated with a write-down of investment of $0.02 per share.

2003 GAAP results include a loss on net assets held for sale of $30.6 million, or $1.90 per diluted share, after tax and a restructuring charge of $0.8 million, or $0.05 per diluted share after tax.

2004    GAAP estimates include a $1.0 million after tax restructuring charge
        ($0.06 per diluted share) and an approximate $0.3 million after tax gain on sale of business ($0.02 diluted share) in Q1/04. Pro forma estimates do not include the charge.

                                     -A-1-